MAINSTAY GROUP OF FUNDS

MainStay MacKay Strategic Bond Fund

MainStay MacKay Total Return Bond Fund

MainStay Income Builder Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated May 9, 2023 (“Supplement”) to the MainStay Fixed Income and Mixed Asset Funds Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated February 28, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectuses and SAI.

Effective immediately, the following changes will take place:

1. Stephen R. Cianci will no longer serve as a portfolio manager of the Funds. All references to Mr. Cianci are deleted in their entirety.

2. For MainStay MacKay Strategic Bond Fund, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Fund is revised to add the below to the existing portfolio management team. Shu-Yang Tan, Matt Jacob, Neil Moriarty, III and Lesya Paisley will continue to serve as portfolio managers of the Fund.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Michael DePalma, Managing Director	Since May 2023
	Tom Musmanno, Managing Director	Since May 2023

3. For MainStay MacKay Total Return Bond Fund, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Fund is revised to add the below to the existing portfolio management team. Neil Moriarty, III and Lesya Paisley will continue to serve as portfolio managers of the Fund.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Michael DePalma, Managing Director	Since May 2023
	Tom Musmanno, Managing Director	Since May 2023

4. For MainStay Income Builder Fund, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the fixed income portion of the Fund subadvised by MacKay Shields LLC is revised to add the below to the existing portfolio management team. Neil Moriarty, III will continue to serve as a portfolio manager for the Fund.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Shu-Yang Tan, Managing Director	Since May 2023
	Tom Musmanno, Managing Director	Since May 2023
	Michael DePalma, Managing Director	Since May 2023

5. For each of the Funds, in the section of the Prospectus entitled “Know With Whom You Are Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following for Messrs. DePalma, Musmanno and Tan:

Michael DePalma

Mr. DePalma has managed the MainStay MacKay Strategic Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay Income Builder Fund since May 2023. He is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, he was Co-Head of MacKay’s Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, he was Chief

Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. He graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.

Tom Musmanno

Mr. Musmanno has managed the MainStay MacKay Strategic Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay Income Builder Fund since May 2023. Mr. Musmanno joined MacKay Shields in April 2021 and currently serves as the Chief Operating Officer of MacKay Shields’ non-Municipal fixed income business. In addition, Mr. Musmanno is a Portfolio Manager on the Global Fixed Income team. Prior to joining MacKay Shields, he previously worked for more than twenty years at Blackrock where he was responsible for their $75 billion plus Short Duration strategies and worked closely with the multi sector teams. He also served as a Portfolio Manager within the Global Fixed Income division at Merrill Lynch Investment Managers prior to it being acquired by BlackRock in 2006. Mr. Musmanno earned his Bachelor of Science degree in Finance from Siena College and his MBA in Finance from St. John’s University and is a CFA charterholder. His career in the investment management industry began in 1991.

Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay MacKay Strategic Bond Fund since 2018 and the MainStay Income Builder Fund since May 2023. He is a Managing Director and a Senior Portfolio Manager on the Global Credit team. Mr. Tan is part of the leadership team responsible for managing corporate credit across the group’s portfolios and is also a member of the Investment Policy and Credit Committees. In addition to managing portfolios, he also leads the ESG (Environmental, Social and Governance) investment efforts within the team and is responsible for its implementation. He is also charged with oversight of the team’s trading function. He joined MacKay Shields in 2010 as a trader in the Global Fixed Income team. Prior to joining MacKay Shields, he spent 15 years as an Analyst, Trader, Senior Credit Portfolio Manager and Head of Credit Research with the Corporate Credit and Emerging Market Debt teams at UBS Asset Management. Before UBS, he was a Structured Product analyst with Eaton Vance and a Treasury Analyst at Wells Fargo Bank. He earned a B.S. degree in Computer Science from York University in Toronto and an MBA from Berkeley Haas at the University of California. He became a CFA® Charterholder in 1992 and has been in the investment management industry since 1988.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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